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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 11, 2005 relating to the consolidated financial statements of W-H Energy Services, Inc., which appears in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2005.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
May 31, 2006